EXHIBIT 23 (b)






                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------





                     As independent  public accounts,  we hereby
                     consent to  the incorporation  by reference
                     in  this  registration   statement  of  our
                     report dated February 2, 1994 included in Colgate-Palmolive Company's Form 10-K for the year ended December 31, 1993 and to all references to our Firm included in this registration statement.



                               /s/ Arthur Anderson & Company
                           -------------------------------------
                                   Arthur Anderson & Company


                     New York, New York
                     April 26, 1994